UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 11, 2016

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 11, 2016, Ameris Bancorp (the “Company”) completed its previously announced merger with Jacksonville Bancorp, Inc. (“Jacksonville”), pursuant to an Agreement and Plan of Merger dated as of September 30, 2015 between the Company and Jacksonville (the “Merger Agreement”). At closing, Jacksonville merged with and into the Company, with the Company as the surviving corporation in the merger. Pursuant to the Merger Agreement, each share of the voting common stock and nonvoting common stock of Jacksonville issued and outstanding immediately prior to the closing of the merger was automatically converted into the right to receive, at the election of the holder, either 0.5861 shares of the common stock of the Company or $16.50 in cash, provided that the total merger consideration will be prorated as necessary in accordance with the Merger Agreement to ensure that the total outstanding shares of Jacksonville voting common stock and nonvoting common stock will be exchanged 25% for cash and 75% for shares of the common stock of the Company. Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the merger. Immediately following the merger, The Jacksonville Bank, a Florida banking corporation and formerly a wholly owned subsidiary of Jacksonville, merged with and into Ameris Bank, a Georgia banking corporation and wholly owned subsidiary of the Company, with Ameris Bank surviving such merger.

As a result of the closing of the merger, the Company will issue approximately 2.5 million shares of its common stock and pay approximately $23.0 million to former shareholders of Jacksonville.

The description contained herein of the Merger Agreement is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with its acquisition of Jacksonville, the Company assumed all of Jacksonville’s obligations with respect to the following outstanding trust preferred securities:

(i)	$4,124,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due June 17, 2034, originally issued by Jacksonville pursuant to an Indenture between Jacksonville and Wilmington Trust Company, as Trustee, dated as of June 17, 2004 (the “2004 Indenture”), which debentures bear interest at a rate of 2.63% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity;

(ii)	$3,093,000 of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due September 15, 2035, originally issued by Jacksonville (as successor by merger to Atlantic BancGroup, Inc.) pursuant to an Indenture between Jacksonville and Wilmington Trust Company, as Trustee, dated as of September 15, 2005 and supplemented by that certain First Supplemental Indenture dated as of March 15, 2011 but effective as of November 16, 2010 (as so supplemented, the “2005 Indenture”), which debentures bear interest at a rate of 1.50% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity;

(iii)	$3,093,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due December 15, 2036, originally issued by Jacksonville pursuant to an Indenture between Jacksonville and Wilmington Trust Company, as Trustee, dated as of December 14, 2006 (the “2006 Indenture”), which debentures bear interest at a rate of 1.73% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity; and

(iv)	$7,784,000 of Junior Subordinated Debt Securities due September 15, 2038, originally issued by Jacksonville pursuant to an Indenture between Jacksonville and Wells Fargo Bank, National Association, as Trustee, dated as of June 20, 2008 (the “2008 Indenture”), which debt securities bear interest at a rate of 3.75% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity.

The Company assumed Jacksonville’s obligations (i) in connection with the 2004 Indenture, pursuant to a First Supplemental Indenture dated as of March 11, 2016 by and among the Company, Jacksonville and Wilmington Trust Company; (ii) in connection with the 2005 Indenture, pursuant to a Second Supplemental Indenture dated as of March 11, 2016 by and among the Company, Jacksonville and Wilmington Trust Company; (iii) in connection with the 2006 Indenture, pursuant to a First Supplemental Indenture dated as of March 11, 2016 by and among the Company, Jacksonville and Wilmington Trust Company; and (iv) in connection with the 2008 Indenture, pursuant to a First Supplemental Indenture dated as of March 11, 2016 by and between the Company and Wells Fargo Bank, National Association.

The descriptions contained herein of the 2004 Indenture, the 2005 Indenture, the 2006 Indenture, the 2008 Indenture and the foregoing supplemental indentures are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger dated as of September 30, 2015 by and between Ameris Bancorp and Jacksonville Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the SEC on October 1, 2015).

4.1	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wilmington Trust Company dated as of June 17, 2004.

4.2	First Supplemental Indenture dated as of March 11, 2016 by and among Ameris Bancorp, Jacksonville Bancorp, Inc. and Wilmington Trust Company.

4.3	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2034 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

4.4	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wilmington Trust Company dated as of September 15, 2005.

4.5	Second Supplemental Indenture dated as of March 11, 2016 by and among Ameris Bancorp, Jacksonville Bancorp, Inc. and Wilmington Trust Company.

4.6	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).

4.7	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wilmington Trust Company dated as of December 14, 2006.

4.8	First Supplemental Indenture dated as of March 11, 2016 by and among Ameris Bancorp, Jacksonville Bancorp, Inc. and Wilmington Trust Company.

4.9	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2036 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.7).

4.10	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wells Fargo Bank, National Association dated as of June 20, 2008.

4.11	First Supplemental Indenture dated as of March 11, 2016 by and between Ameris Bancorp and Wells Fargo Bank, National Association.

4.12	Form of Junior Subordinated Debt Security Due 2038 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer

Dated: March 14, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger dated as of September 30, 2015 by and between Ameris Bancorp and Jacksonville Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the SEC on October 1, 2015).

4.1	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wilmington Trust Company dated as of June 17, 2004.

4.2	First Supplemental Indenture dated as of March 11, 2016 by and among Ameris Bancorp, Jacksonville Bancorp, Inc. and Wilmington Trust Company.

4.3	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2034 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

4.4	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wilmington Trust Company dated as of September 15, 2005.

4.5	Second Supplemental Indenture dated as of March 11, 2016 by and among Ameris Bancorp, Jacksonville Bancorp, Inc. and Wilmington Trust Company.

4.6	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).

4.7	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wilmington Trust Company dated as of December 14, 2006.

4.8	First Supplemental Indenture dated as of March 11, 2016 by and among Ameris Bancorp, Jacksonville Bancorp, Inc. and Wilmington Trust Company.

4.9	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2036 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.7).

4.10	Indenture between Ameris Bancorp (as successor to Jacksonville Bancorp, Inc.) and Wells Fargo Bank, National Association dated as of June 20, 2008.

4.11	First Supplemental Indenture dated as of March 11, 2016 by and between Ameris Bancorp and Wells Fargo Bank, National Association.

4.12	Form of Junior Subordinated Debt Security Due 2038 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.10).